Supplement dated June 8, 2017 to the

PNC Funds Prospectus,

PNC Target 2020 Fund Summary Prospectus,

PNC Target 2030 Fund Summary Prospectus,

PNC Target 2040 Fund Summary Prospectus,

PNC Target 2050 Fund Summary Prospectus,

PNC Retirement Income Fund Summary Prospectus, and

PNC Funds Statement of Additional Information

each dated September 28, 2016, as supplemented

PNC Target 2020 Fund

PNC Target 2030 Fund

PNC Target 2040 Fund

PNC Target 2050 Fund

PNC Retirement Income Fund

(collectively, the “Funds”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, summary prospectuses, and statement of additional information for the Funds and should be read in conjunction with those documents.

On June 6, 2017, the Board of Trustees of PNC Funds approved plans of liquidation for each of the Funds. The liquidation of the Funds is expected to take place on or about August 7, 2017 (the “Liquidation Date”).  Effective after the close of business on June 23, 2017, the Funds’ shares will no longer be available for purchase by new investors.

The proceeds per share to be distributed to each shareholder on the Liquidation Date will be the net asset value per share of the relevant class of shares of such Fund, after all expenses and liabilities of the Fund have been paid or otherwise provided for. For federal income tax purposes, the receipt of liquidation proceeds will generally be treated as a taxable event and may result in a gain or loss for federal income tax purposes.  At any time prior to the Liquidation Date, shareholders of the Funds may redeem or, subject to investment minimums and other applicable restrictions on exchanges, exchange their shares of a Fund pursuant to the procedures set forth under “Purchasing, Exchanging and Redeeming Fund Shares” in the Funds’ Prospectus.

In anticipation of the liquidation of the Funds, PNC Capital Advisors, LLC, the investment adviser to each Fund, may manage a Fund in a manner intended to facilitate its orderly liquidation and each Fund’s portfolio may be reduced to cash, cash equivalents or other short-term investments on or prior to the Liquidation Date. As a result, during this time, all or a portion of a Fund may not be invested in a manner consistent with a Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact PNC Funds at 1-800-622-FUND (3863) with any requests for additional information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-007-0617